UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CURIOSITYSTREAM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910

SUPPLEMENT TO PRELIMINARY PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 5, 2024

This supplement (the “Supplement”) amends and supplements the preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) filed by CuriosityStream Inc. (the “Company”) with the Securities and Exchange Commission on April 15, 2024 in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 11:00 a.m. Eastern Standard Time on June 5, 2024.

The sole purpose of this Supplement is to provide two appendices to the Preliminary Proxy Statement that were omitted in the original filing.

Appendix A, the Reverse Stock Split Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, and Appendix B, the Officer Exculpation Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, were absent from the Preliminary Proxy Statement, and have now been attached hereto for completeness. Other than the appendices, the Preliminary Proxy Statement remains unchanged, and this Supplement does not otherwise amend, supplement, or affect the Preliminary Proxy Statement. From and after the date of this Supplement, any references to the “Preliminary Proxy Statement” are to the Preliminary Proxy Statement as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Preliminary Proxy Statement and the other proxy materials to be made available to stockholders in connection with the Annual Meeting.

Appendix A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CURIOSITYSTREAM INC.

CuriosityStream Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 14, 2020 (the “Second Amended and Restated Certificate”).

2.Section 4.1 of the Second Amended and Restated Certificate is hereby amended by adding the following new paragraphs:

“Upon the filing and effectiveness (the “2024 Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Second Amended and Restated Certificate, each [_____] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the 2024 Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a stockholder would otherwise be entitled in connection with the Reverse Stock Split (taking into consideration all shares of Common Stock owned by such stockholder), the Corporation will issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the 2024 Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The par value per share of the Corporation’s capital stock and the total number of shares of all classes of capital stock that the Corporation is authorized to issue pursuant to this Section 4.1 shall, in each case, not be affected by the Reverse Stock Split.”

3.This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.All other provisions of the Second Amended and Restated Certificate shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Tia Cudahy, its Chief Operating Officer and General Counsel, this [_____] day of [_____], 2024.

By: _________________________________
Name: Tia Cudahy
Title: Chief Operating Officer and General Counsel

Appendix B

Officer Exculpation Amendment

CERTIFICATE OF AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CURIOSITYSTREAM INC.

CuriosityStream Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 14, 2020 (the “Second Amended and Restated Certificate”).

2.Section 8.1 of the Second Amended and Restated Certificate is hereby amended to read in its entirety as follows:
Section 8.1 Limitation of Director and Officer Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended, no director or officer of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as the case may be. If the DGCL, or any other law of the State of Delaware, is amended hereafter to permit the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, without further action by the Corporation. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or an office of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

3.This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.All other provisions of the Second Amended and Restated Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Tia Cudahy, its Chief Operating Officer and General Counsel, this [_____] day of [_____], 2024.

By: _________________________________
Name: Tia Cudahy
Title: Chief Operating Officer and General Counsel